                                                                    EXHIBIT 10.3


                               SECOND AMENDMENT
                                      TO
                             INVESTMENT AGREEMENT


     This SECOND AMENDMENT TO INVESTMENT AGREEMENT (hereinafter referred to as this "Agreement") dated as of October 16, 1998 is made and entered into by and
      ---------
among Framingham York Associates Limited Partnership, a Massachusetts limited partnership ("FYA" or the "Purchaser"), Property Capital Trust, a Massachusetts
              ---
business trust (the "Trust"), and Maryland Property Capital Trust, Inc., a
                     -----
Maryland corporation (the "Company").
                           -------

                                   RECITALS

     A. The parties hereto entered into an Investment Agreement on June 18, 1998 (the "Original Agreement").
           ------------------

     B. The Original Agreement was amended by the parties hereto on August 7, 1998 (the "First Amendment").
           ---------------

     C. The parties hereto desire to amend the Original Agreement and the First Amendment as provided herein.


     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.   Section 1.1 is hereby amended to read in its entirety as follows:

     "Issuance of Shares.  Upon the terms and subject to the conditions set
      ------------------
     forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, on the Closing Date (as defined in
     Section 1.2), the Company will issue, sell and deliver to the Purchasers, and the Purchasers will purchase from the Company, an aggregate of 319,489 shares (the "Shares") of common stock of the Company, par value $.01 per
                  ------
     share (the "Common Stock"), for an aggregate purchase price of one million
                 ------------
     dollars ($1,000,000) (the "Aggregate Purchase Price").  Subject to the
                                ------------------------
     provisions of Section 1.3, at the Closing (as defined in Section 1.2), each Purchaser will purchase from the Company, and the Company will issue, sell and deliver to such Purchaser, the number of shares set forth opposite such Purchaser's name on Schedule 1.1 attached hereto and such Purchaser will
                         ------------
     deliver to the Company the portion of the Aggregate Purchase Price set forth opposite such Purchaser's name on Schedule 1.1."
                                             ------------

2. Section 1.2(b) is hereby amended by deleting "and" before "(ii)" and by adding at the end thereof the following:

     "And (iii) the Trust will deliver to The Beal Companies Inc., out of cash in the possession of the Trust before receipt of the Aggregate Purchase Price, an amount equal to the Deposit (as defined in Section 11.10(b)) minus (x) the sum of $5,000, which is the approximate cost of legal and accounting services for preparing the Form 10-Q for the Trust's third fiscal quarter of 1998, (y) an amount equal to $9,000 per month, prorated on a daily basis, for each month that elapses between October 1, 1998 and the Closing, and (z) the sum of $35,000, which is the approximate cost of legal and accounting services for the Trust's audited financial statements for the calendar year 1998 and preparation of the Trust's Form 10-K for such year, in immediately available funds by wire transfer to the account designated by The Beal Companies Inc., or by such other means as may be agreed by the parties."

3. Section 1.3 is hereby is hereby deleted and replaced in its entirety with the following:

     "Additional Purchasers.  Notwithstanding anything else herein to the
      ---------------------
     contrary, if and to the extent required for the Company to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, at any time following the execution of the Agreement, but prior to the date on which the Proxy Statement (as defined in Section 4.2) is filed with the Securities and Exchange Commission (the "SEC"), FYA may assign to
                                                       ---
     one or more third parties a portion of its investment commitment under the Agreement, and all rights and obligations associated therewith. Any party to whom FYA assigns a portion of its investment commitment, and all rights and obligations associated therewith, and any party who purchases all or a portion of the Shares shall execute a joinder to the Agreement in the form of Exhibit A attached hereto. All references to "Purchasers" contained in
        ---------
     the Agreement shall be deemed to include any party who executes such a joinder and Schedule 1.1 shall be amended to reflect the execution of such
                 ------------
     a joinder."

4. Section 2.1 is hereby amended to provide that the references to BPPH, the FYA Merger Agreement and the PCT LP Merger Agreement are deleted, the FYA Merger Agreement and the PCT LP Merger Agreement are no longer included in the definition of "Transaction Documents," and the Contribution and Merger Agreement (the "FYA/PCT LP Merger Agreement") dated as of October 15, 1998 by and between
      ---------------------------
FYA and Property Capital Trust Limited Partnership, a Massachusetts limited partnership ("PCT LP"), is included in the definition of the term "Transaction
              ------
Documents."

5. Section 3.5 is hereby amended to add to the definition of "SEC Documents" all periodic reports, such as Forms 10-K, 10-Q and 8-K, and proxy statements, including amendments thereto, filed by the Trust under the Exchange Act.

6. Section 3.11(c) is hereby deleted and replaced in its entirety with the following:

     "There are no shares of beneficial interest, common stock or any other equity security of the Trust or the Company issuable upon conversion or exchange of any security of the Trust or the Company or any Subsidiary of either of them. Other than pursuant to the Rights Agreement (the "Rights
                                                                        ------
     Agreement") dated September 28, 1990 between the Trust and State Street
     ---------
     Bank and Trust Company, no shareholder of the Trust or the Company is entitled to any preemptive or similar rights ("Rights") to subscribe for shares of capital stock of the Trust or the Company. The Trustees of the Trust have exempted from the provisions of the Rights Agreement the Transaction Documents and all transactions contemplated by the Transaction Documents. In addition, effective immediately prior to the Closing, the Trustees of the Trust shall terminate the Rights Agreement in accordance with its terms and shall cause the payment of all amounts due the shareholders of the Trust in connection with such termination and the redemption of all outstanding Rights out of cash in the possession of the Trust before receipt of the Aggregate Purchase Price."

7. Section 4.2 is hereby is hereby deleted and replaced in its entirety with the following:

     "Consent Solicitation; Proxy Statement; Special Meeting.
      ------------------------------------------------------

          (a) As promptly as practicable after the date of execution of this Second Amendment, the General Partners of FYA shall (i) circulate a disclosure document recommending to the limited partners of FYA that they vote in favor of the approval of the FYA/PCT LP Merger Agreement and, if and to the extent required under the FYA partnership agreement, the other transactions contemplated hereby and thereby and (ii) use commercially reasonable efforts to solicit such approval (the "FYA Partners' Consent").

          (b) The Beal Companies Inc., as representatives of the Purchasers, shall (i) while the FYA Partners' Consent is being solicited, cause Goodwin, Procter & Hoar LLP, counsel to the Purchasers, to prepare on behalf of the Trust and the Company a Registration Statement on Form S-4 containing the proxy statement of the Trust under the Exchange Act with respect to the Special Meeting (as defined below) and the registration statement of the Company (collectively the "Proxy Statement"), if required
                                                 ---------------
     by the Securities Act, the Exchange Act or the regulations of the American Stock Exchange, (ii) cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder, (iii) deliver the Proxy Statement to the Trust in form ready for filing with the SEC as soon as practicable after receiving the FYA Partners' Consent, and (iv) use commercially reasonable efforts to respond to SEC comments and cause the Proxy Statement to be cleared by the SEC as soon as practicable after receiving comments from the SEC (or notice of no SEC review).

          (c) The Trust and the Company will cooperate with the representatives of the Purchasers in the preparation of the Proxy Statement, shall file the Proxy Statement and any correspondence with the SEC promptly upon receipt thereof from representatives of the Purchasers, shall immediately forward to the representatives of the Purchasers any correspondence from the SEC and provide the representatives of the Purchasers with such information as they may reasonably request in connection with the preparation, filing and SEC review of the Proxy Statement.

          (d) In connection with the approval of the issuance of the Shares and the PCT Merger, the Trust, acting through its Board of Trustees, shall duly call, give notice of, convene and hold a special meeting of shareholders (the "Special Meeting") as soon as practicable after the Proxy Statement is
           ---------------
     cleared by the SEC, for the purpose of voting upon the approval of such issuance and the PCT Merger. The Trust and the Company shall include in the Proxy Statement the recommendation of its Board of Trustees and its Board of Directors, respectively, that shareholders vote in favor of approval of such issuance and the PCT Merger."

8.   The Registration Rights Agreement attached as Exhibit C is hereby deleted
                                                   ---------
and replaced with the Registration Rights Agreement attached hereto as Exhibit
                                                                       -------
C.

9.   Sections 4.8 is hereby deleted in its entirety.

10. Section 4.12 is hereby amended to replace "immediately after the Closing" with "immediately prior to the Closing."

11.  Sections 4.15 is hereby deleted in its entirety.

12. Section 4.19 is hereby deleted and replaced in its entirety with the following:

     "Post-Closing Covenants.  Following the Closing, the Purchasers shall vote
      ----------------------
     their Shares and, to the extent otherwise within their control, cause the Company and FYA to comply with the following covenants:

     (a) For a period of two (2) years after the Closing, (i) so long as the single real estate property currently owned by FYA is the only real estate property owned by the Company, indirectly through FYA, the aggregate amount of borrowed money indebtedness of the Company and FYA on a consolidated basis shall not exceed $1,000,000 and (ii) if the Company, directly or indirectly through FYA, proposes to acquire additional properties, the aggregate fair market value of all properties so directly or indirectly owned by the Company on a consolidated basis (net of all indebtedness of the Company and FYA on a consolidated basis for money borrowed) after giving effect to such acquisitions must equal or exceed $3,000,000.

     (b) For a period of two (2) years after the Closing, the Company, directly or indirectly through FYA, shall either (i) continue to own the real estate property currently owned by FYA or (ii) if such property is disposed of, own additional or substitute assets having an aggregate fair market value (net of all indebtedness of the Company and FYA on a consolidated basis for money borrowed and after giving effect to such dispositions) at least equal to $3,000,000.

     (c) For a period of two (2) years after the Closing, neither the Company nor FYA shall be liquidated or dissolved.

     (d) The provisions of this Section 4.19 shall survive the Closing and, where applicable, the restrictive covenants set forth in this Section
          4.19 shall also be set forth in the Partnership Agreement."

13. Section 6.1(h) is hereby amended by deleting the words "on the date hereof" and substituting therefor "on the Closing Date."

14. Section 6.1(i) is hereby deleted and replaced in its entirety with the following:

     "(i) The partners of FYA shall have approved, pursuant to the terms of FYA partnership agreement, the FYA/PCT LP Merger Agreement and such partners shall have executed the necessary addendums to the FYA/PCT LP Merger Agreement."

15.  A new Section 6.2(h) is hereby added after Section 6.2(g) as follows:

     "(h) The partners of FYA shall have approved, pursuant to the terms of FYA partnership agreement, the FYA/PCT LP Merger Agreement and such partners shall have executed the necessary addendums to the FYA/PCT LP Merger Agreement."

16. Article 9 is hereby deleted and replaced in its entirety with the following:

     "Section 9.1  Termination.   At any time prior to the Closing, this
                   -----------
     Agreement may be terminated as follows, and the consequences of termination shall be as follows:

     (a) by mutual written consent of all of the parties to this Agreement, in which event the parties shall agree as to the use of the Deposit (as defined in Section 11.10(b)).

     (b) by the Purchasers or by the Trust if by November 20, 1998 either (i) the FYA Partners' Consent has not been obtained or (ii) the Proxy Statement has not been filed with the SEC. In the event of termination pursuant to this Section 9.1(b) (regardless of who is the terminating party) the Trust shall retain the Deposit;

     (c) by the Trust if the Proxy Statement has not been cleared by the SEC by the later of : (i) Monday, January 11, 1999, (ii) if the SEC did not deliver its first round of comments until after 30 days following the date of initial filing of the Proxy Statement, then a number of days after January 11, 1999 equal to the number of days over 30 that elapsed after the initial filing before the first round of SEC comments was received, or (iii) if the SEC delivers more than a single round of comments on the Proxy Statement, then Monday, February 1, 1999. In the event of termination pursuant to this Section 9.1(c), the Trust shall retain the Deposit;

     (d) by the Purchasers if the issuance of the Shares and the PCT Merger Agreement have not been approved by the holders of two-thirds of the outstanding shares of beneficial interest of the Trust by the 60/th/ day after the number of Proxy Statements (including proxy cards and return envelopes) requested by the Trust is delivered to the Trust's transfer agent for mailing to the Trust's shareholders; in the event of termination pursuant to this Section 9.1(d), the Trust shall immediately return to The Beal Companies, Inc. the Deposit minus (x) the sum of $5,000, which is the approximate cost of legal and accounting services for preparing the Form 10-Q for the Trust's third fiscal quarter of 1998, (y) an amount equal to $9,000 per month, prorated on a daily basis, for each month that elapses between October 1, 1998 and the effective date of termination of this Agreement, and
          (z) the sum of $35,000, which is the approximate cost of legal and accounting services for the Trust's audited financial statements for the calendar year 1998 and preparation of the Trust's Form 10-K for such year;

     (e) by the Trust if (i) the conditions to Closing set forth in Sections 6.1(a), (b), (c), (e) and (j) insofar as they relate to the Trust, but not to the Company, and in Sections 6.1(d), (g) and (h) (solely with respect to Section 5.4 of the PCT Merger Agreement) have been satisfied and (ii) the Purchasers have failed to consummate the transactions contemplated by the Transaction Documents by the end of the fourth (4/th/) business day after the issuance of the Shares and the PCT Merger Agreement have been approved by the holders of two-thirds of the outstanding shares of beneficial interest of the Trust; in the event of termination pursuant to this Section 9.1(c), the Trust shall retain the Deposit; or

     (f) by the Purchasers if (i) the conditions to Closing set forth in Sections 6.1(a), (b), (c), (e) and (j) insofar as they relate to the Trust, but not to the Company, and in Sections 6.1(d), (g) and (h) (solely with respect to Section 5.4 of the PCT Merger Agreement) have not been satisfied by the end of the fourth (4/th/) business day after the issuance of the Shares and the PCT Merger Agreement have been approved by the holders of two-thirds of the outstanding shares of beneficial interest of the Trust, (ii) the conditions to Closing set forth in Sections 6.2(a), (b), (c), (d), (f), (g) and (h) have been satisfied and the Trust has failed to consummate the transactions contemplated by the Transaction Documents by the end of the fourth (4/th/) business day after the issuance of the Shares and the PCT Merger Agreement have been approved by the holders of two-thirds of the outstanding shares of beneficial interest of the Trust or (iii) the Trust has failed to comply in good faith with the covenants and agreements required to be complied with by the Trust pursuant to the Transactions Documents; in the event of termination pursuant to this
          Section 9.1(f) the Trust shall immediately return to The Beal Companies, Inc. the Deposit minus (x) the sum of $5,000, which is the approximate cost of legal and accounting services for preparing the Form 10-Q for the Trust's third fiscal quarter of 1998, (y) an amount equal to $9,000 per month, prorated on a daily basis, for each month that elapses between October 1, 1998 and the effective date of termination of this Agreement, and (z) the sum of $35,000, which is the approximate cost of legal and accounting services for the Trust's audited financial statements for the calendar year 1998 and preparation of the Trust's Form 10-K for such year, and promptly pay to the Purchasers an additional amount equal to $250,000 as liquidated damages.

     Section 9.2  Manner and Effect of Termination.  Any party having the right
                  --------------------------------
     to terminate this Agreement pursuant to Section 9.1 may do so by written notice to the other parties, and termination shall be automatically effective upon expiration of two (2) business days after receipt of such notice unless the event or omission giving rise to the right to terminate has by then been cured or such notice is withdrawn by the party giving it. Upon the effectiveness of termination pursuant to this Article 9, the rights and obligations of all parties under this Agreement shall cease. The parties hereto expressly acknowledge and agree that, with respect to any termination of this Agreement in accordance with this Article 9, the payment (or retention or repayment, as applicable) of the amounts set forth in Section 9.1 shall constitute liquidated damages with respect to any claim for damages or any other claim which any party would otherwise be entitled to assert against any other party with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the party in question. Anything in this Agreement to the contrary notwithstanding, no party shall have the right to terminate this Agreement pursuant to Section 9.1 if such party in then in material breach of such party's representations, warranties, covenants or agreements contained in this Agreement."

17. Section 11.10(b) is hereby deleted and replaced in its entirety with the following:

     "The parties acknowledge that (i) payments equal to $100,000 have been made by The Beal Companies Inc. to the Trust on account of certain expenses incurred by the Trust, (ii) simultaneously with the execution and delivery of this Second Amendment The Beal Companies Inc. has paid to an account designated by the Trust an additional amount equal to $250,000 as a deposit toward possible liquidated damages that may become due the Trust in the event of termination of this Agreement pursuant to Section 9.1 (the total amount of $350,000 so deposited by The Beal Companies, Inc. with the Trust is hereafter referred to as the "Deposit"), (iii) The Beal Companies Inc. have agreed to increase by $50,000 the $100,000 deposit heretofore made by them with Paul, Weiss, Rifkind, Wharton & Garrison ("PWRW&G"), counsel for the Trust, upon submission of reasonably satisfactory statements evidencing the fact that the fees and disbursements of such firm in connection with the transactions described in this Agreement now exceed $100,000, with the understanding that upon the termination of this Agreement or the occurrence of the Closing PWRW&G shall submit to The Beal Companies Inc. customary documentation evidencing the aggregate amount of their legal fees and disbursements in connection with the transactions described in this Agreement and, if such amount is less than $150,000, cause any remaining portion of such $150,000 deposit to be returned to The Beal Companies Inc., and (iv) no further payments are owed by FYA or The Beal Companies Inc. pursuant to the provisions of Section 11.10(b) contained in the First Amendment."

18. Insofar as the Agreement and Plan of Merger dated as of October 15, 1998 by and between the Trust the Company was amended by the parties thereto on August 7, 1998 and on the date hereof, all references in the Original Agreement to "the PCT Merger Agreement" should be modified to mean "the PCT Merger Agreement as amended through October 15, 1998."

19. The parties hereby ratify and confirm that they continue to be bound by the terms and provisions of the Original Agreement and the First Amendment which, except as expressly modified hereby, shall continue in full force and effect.

20. This Agreement may be executed in counterparts, each of which shall be deemed an original of all which, when taken together, shall be deemed one and the same instrument.

21. Any terms used herein and not defined shall have the meanings ascribed to such terms in the Original Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.


                                    FRAMINGHAM YORK ASSOCIATES LIMITED
                                    PARTNERSHIP


                                    By:  /s/ Bruce A. Beal
                                       ----------------------------------------
                                        Bruce A. Beal, as General Partner


                                    By:  /s/ Robert L. Beal
                                       ----------------------------------------
                                        Robert L. Beal, as General Partner

                                    PROPERTY CAPITAL TRUST


                                    By:  /s/ Robert M. Melzer
                                       -----------------------------------------
                                        Robert M. Melzer, President and Chief
                                        Executive Officer


                                    MARYLAND PROPERTY CAPITAL TRUST, INC.


                                    By:  /s/ Robert L. Beal
                                       ----------------------------------------
                                        Name:  Robert L. Beal
                                        Title: Secretary

                                               Exhibit C to Investment Agreement

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT
                          (Shares issued at Closing)


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of
                                              ---------
____________, 1998 by and among Maryland Property Capital Trust, Inc., a Maryland corporation (the "Company"), and the Holders (as hereinafter defined).
                           -------

     This Agreement is made pursuant to a certain Investment Agreement (the "Investment Agreement") dated June 18, 1998 and as amended on August 7, 1998 and
 --------------------
October __, 1998 by and among the Purchasers (as such term is defined therein), Property Capital Trust, a Massachusetts business trust, and the Company. Pursuant to the Investment Agreement, the Company shall issue to the Purchasers on the date hereof (the "Closing Date") shares of the Company's common stock,
                         ------------
$.01 par value (the "Common Stock") issued without registration under the
                     ------------
Securities Act of 1933, as amended (the "Securities Act"). Following the Closing
                                         --------------
Date, FYA intends to distribute the shares of Common Stock held by it to its partners. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Investment Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  CERTAIN DEFINITIONS.
    -------------------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Holder" or "Holders" means any holder of outstanding Registrable Shares
      ------      -------
who is (i) a Purchaser; (ii) a partner of FYA; or (iii) any other Person to which the registration rights provided for in this Agreement shall have been properly assigned or otherwise transferred in accordance with Section 13 hereof.

     "Person" means a natural person, partnership (whether general or limited),
      ------
trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

     "Prospectus" means the prospectus included in a Registration Statement,
      ----------
including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Registrable Shares" means shares of Common Stock issued or to be issued to
      ------------------
the Holder upon the Closing Date, excluding (A) Common Stock for which a Registration Statement relating to the sale thereof shall have been declared effective under the Securities Act and which have been disposed of under such Registration Statement, (B) Common Stock sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (C) Common
Stock eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

     "Registration Expenses" means any and all expenses incident to performance
      ---------------------
of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities

Dealers, Inc. ("NASD") registration or filing fees; (ii) all fees and expenses
                ----
incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of the Registrable Shares on any securities exchange or exchanges pursuant to Section 3(i) hereof, and (v) the fees and disbursements of counsel for the Company and the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursement of counsel representing the selling Holder, and stamp, transfer, sales and similar taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Statement" means any registration statement of the Company
      ----------------------
which covers the issuance or resale, as applicable, of any Registrable Shares on an appropriate form under Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

2.   REGISTRATION.
     ------------

     (a)  Filing of a Shelf Registration Statement.  Subject to the conditions
          ----------------------------------------
set forth in this Agreement, and notwithstanding the last five (5) sentences of
Section 3(b), not later than the later to occur of (i) the 30th day following the date on which the Company becomes eligible to file a Registration Statement on Form S-3 or a similar "short form" registration statement or (ii) the first anniversary of the date hereof (the "Required Filing Date"), the Company shall
                                     --------------------
prepare and file with the Securities and Exchange Commission (the "SEC"), a "shelf" registration statement (the "Shelf Registration Statement") providing
                                     ----------------------------
for the sale by the Holders of the Registrable Shares in accordance with the terms hereof. Subject to the last five (5) sentences of Section 3(b), the Company shall use all commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC no later than the date which is 45 days after the earlier of (i) the Required Filing Date or (ii) the date on which the Shelf Registration Statement is actually filed with the SEC and to keep such Shelf Registration Statement continuously effective for a period ending on the earliest of (a) the date on which such no Holder holds any of the Registrable Shares, (b) three (3) years after the date such Shelf Registration Statement was declared effective or (c) the date on which all of the Registrable Shares held by the Holders have become eligible for sale pursuant to Rule 144 (k) (or any successor provision) promulgated under the Securities Act (the "Shelf Expiration Date").
                     ---------------------

     (b)  Demand Registration.  (i) Subject to the conditions set forth in this
          -------------------
Agreement, at any time after the Shelf Expiration Date, and, in each case, while Registrable Shares are outstanding, any Holder or Holders of at least one-quarter ( 1/4) of the Registrable Shares issued on the Closing Date may request that the Company cause to be filed a Registration Statement providing for the sale by such Holders of all or part of such Holders' Registrable Shares in the manner specified in such request, including an underwritten offering in accordance with the terms hereof (each a "Demand Registration"). Within ten (10)
                                          -------------------
days after receipt of a request for a Demand Registration, the Company shall promptly give written notice of such proposed registration to all other Holders. Such Holders shall have the right, by giving written notice to the Company within fifteen (15) days after such notice referred to in the preceding sentence has been given by the Company to elect to have included in the Registration Statement pursuant to a Demand Registration such of their Registrable Shares as each Holder may request in such notice of election. Thereupon, the Company shall use all commercially reasonable efforts to cause such Registration

Statement to be declared effective by the SEC for all Registrable Shares which the Company has been requested to register no later than ninety (90) days following the expiration of such fifteen (15) day period. The Company agrees to use all commercially reasonable efforts to keep the Registration Statement pursuant to a Demand Registration continuously effective until the earliest of
(a) the date on which the Holders no longer hold any Registrable Shares registered under such Registration Statement, (b) the date on which the Registrable Shares are eligible for sale by the Holders pursuant to Rule 144(k) (or any successor provision) promulgated under the Securities Act or (c) the date which is six (6) months from the effective date of such Registration Statement; provided, however, that such six (6) month period shall be tolled during the period the Holders' disposition of Registrable Shares pursuant to a Demand Registration is suspended because of an event described in Section 3(b). The Company shall not be obligated under this Section 2(b): (i) to effect more than one Demand Registration in any twelve-month period, (ii) to effect more than three Demand Registrations, in the aggregate, on behalf of the Holders.

     (ii) If the method of disposition specified by the Holder or Holders requesting a Demand Registration shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of such Holder or Holders which approval shall not be unreasonably withheld, delayed or conditioned and shall, in connection therewith, (i) enter into agreements customary in connection therewith (including an underwriting agreement in customary form) and reasonably acceptable to the Company, (ii) promptly make available to the Holder or Holders all financial and other records as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, (iii) furnish to each Holder and each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter of (A) an opinion or opinions of counsel to the Company and (B) a cold comfort letter or letters from the Company's independent public accountants and (iv) incorporate in a Prospectus supplement or post effective amendment such information as such managing underwriter or underwriters requests. If the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares requested to be included in such offering exceeds the maximum number which can be included in such offering (1) at a price reasonably related to the then current market value of the Company's Common Stock or (2) without adversely affecting the marketability of the offering (the "Maximum Number"), then the
                                                  --------------
Company will limit the number of Registrable Shares included in such offering to the Maximum Number, and the Registrable Shares offered shall be selected in the following order of priority (A) first, the Registrable Shares, if any, to be offered for the account of the Holders (including the Holder or Holders making the Demand Registration); provided, however, that such number of Registrable
                          --------  -------
Shares shall be reduced pro-rata on the basis of relative number of any Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of securities of the Holders offered to the Maximum Amount and (B) second, the securities the Company proposes to sell pursuant to Section 7.

     (c) Notwithstanding any thing to the contrary set forth herein, no Holder shall have any rights under this Section 2 to request the Company, and the Company shall have no obligation, to use all commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC at any time after the Common Stock issued to such Holder is (A) sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (B) is eligible for sale pursuant to Rule 144(K) or any successor provision under the Securities Act.

     (d) If after a Demand Registration Statement has been declared effective, the offering of Registrable Shares pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Shares pursuant to such Demand Registration Statement may legally resume.

     (e) In the event that the Company shall default in its obligation to file a Registration Statement within the time period specified in Section 2(a) other than as a result of any act or omission of a Holder and a Holder shall be required to undertake any steps to cause the Company to comply with this Agreement with respect thereto following such default, the Company shall promptly reimburse such Holder for all reasonable out-of-pocket costs (including, without limitation, all reasonable attorneys' fees and expenses) incurred by such Holder in connection with the enforcement of the Company's obligation to so file (including the reasonable out-of-pocket costs of legal and other professional advice preparatory to such enforcement).

3.   REGISTRATION PROCEDURE.
     ----------------------

     Whenever required under Section 2 to use all commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, to the extent applicable:

     (a) subject to the last five sentences of Section 3(b), prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use all commercially reasonable efforts to cause such Registration Statement to become and remain effective for the applicable period as provided in Section 2.

     (b) subject to the last five sentences of this Section 3(b), prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares throughout the applicable period. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in the previous sentence, in Section 3(a), 3(d) or Section 3(g) to the extent that (i) in the reasonable opinion of the Company (A) securities laws applicable to such sale would require the Company to disclose material non-public information ("Non-Public Information") and (B) the
                                  ---------- -----------
disclosure of such Non-Public Information would materially adversely affect the Company; (ii) such sale would occur during the measurement period for determining the amount of Common Stock in connection with the acquisition of a business or assets by the Company (the "Measurement Period"); or (iii) the
                                        ------------------
Company is contemplating an underwritten or non-underwritten public offering of its securities and in the reasonable opinion of the underwriters (or the Company, in the case of a non-underwritten public offering) such sale would interfere materially with such public offering by the Company (a "Financing
                                                                  ---------
Period"); and in the event of (i), (ii) or (iii) the Company simultaneously
------
delivers written notice to the Holders to the effect that the Holders may not make offers or sales under the applicable Registration Statement for a period not to exceed sixty (60) days from the date of such notice; provided, however,
                                                            --------  -------
that the Company may only deliver two such notices within any twelve-month period and shall not deliver such notices consecutively in any twelve-month period. In the event the sale by the Holders is suspended because of the existence of Non-Public Information, the Company will notify the Holders promptly upon such Non-Public Information being included by the Company in a filing with the SEC, being otherwise disclosed to the public (other than through the action of any Holder), or ceasing to be material to the Company, and upon such notice being given by the Company, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. In the event the sale by the Holders is suspended because it is proposed to be made during the Measurement Period or the Financing Period, as applicable, the Company shall specify, in notifying the Holders of the suspension of the sale, when the Measurement Period or Financing Period, as applicable, will end, at which time the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. If the Measurement Period or the Financing Period, as applicable, is thereafter changed (but in no event to a date after the applicable sixty (60) day period), the Company will promptly notify the Holders of such change and upon the end of the Measurement Period or Financing Period as so changed, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. If an agreement to which such Measurement Period or Financing Period, as applicable, relates is terminated prior to the end of the Measurement Period or Financing Period, as applicable, the suspension period hereunder shall end immediately and the Company shall promptly notify the Holders of the end of the suspension period.

     (c) furnish to the Holders such numbers of copies of the Registration Statement and Prospectus included therein in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request.

     (d) use all commercially reasonable efforts to register or qualify, and maintain the registration and qualification of, the Registrable Shares covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions within the United States and its territories as shall be reasonably appropriate for the distribution of the Registrable Shares covered by a Registration Statement; provided, however, that the Company shall not be
                          --------  -------
required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided further, that the Company shall not be
                           -------- -------
required to subject itself to taxation in any jurisdiction or to qualify such Registrable Shares in any jurisdiction in which the securities regulatory authority requires that any Holder submit any of its Registrable Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Shares in such jurisdiction unless such Holder agrees to do so.

     (e) promptly notify each Holder for whom Registrable Shares are covered by the applicable Registration Statement, and confirm in writing (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus contained in such Registration Statement has been filed with the SEC, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, or the suspension of any qualification under "blue sky" laws, (iv) at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of an event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (f) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

     (g) subject to the last five sentences of Section 3(b), upon the occurrence of any event contemplated by clause (iv) of Section 3(e), use all commercially reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus contained in the applicable Registration Statement or any document incorporated in such Prospectus by reference or prepare, file and obtain effectiveness of a post-effective amendment to such Registration Statement, or file any other required document, in any case to the extent necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (h) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

     (i) use all commercially reasonable efforts to list the Registrable Shares covered by a Registration Statement with any securities exchange on which the Common Stock of the Company is then listed.

     (j) If the Company shall hereafter enter into any registration rights or similar agreement which grants any holder of Common Stock liquidated damages or similar penalties for failure of the Company to file a registration statement and/or cause a registration statement to become or remain effective with respect to such Common Stock, the Holders hereunder shall be entitle to comparable and proportionate rights and penalties (taking into account the relative number of shares of Common Stock) with respect to Registrable Shares then outstanding hereunder.

     In connection with and as a condition to the Company's obligations with respect to any Registration Statements required to be filed pursuant to Section 2 and this Section 3, each Holder agrees that (i) it will not offer or sell its Registrable Shares under any Registration Statement until it has received copies of the Prospectus as then supplemented or amended as contemplated by Section 3(c) and receives notice from the Company that the Registration Statement and any post-effective amendment thereto have become effective as contemplated in
Section 3(e), (ii) upon receipt of any notice from the Company contemplated by
Section 3(e)(iii), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until the Company obtains the withdrawal of any order suspending the effectiveness of such Registration Statement, (iii) upon receipt of any notice from the Company contemplated by Section 3(b), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until (a) the expiration of the Measurement Period or Financing Period, as applicable, or the receipt of a notice from the Company that the Non-Public Information has been included in a filing with the SEC or has otherwise been disclosed to the public or has ceased to be material to the Company as provided in Section 3(b) and (b) if applicable, the Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and (iv) upon receipt of any notice from the Company contemplated by Section 3(e)(iv) (in respect of the occurrence of an event contemplated therein), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and in the case of clause (iii) and (iv) of this paragraph, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

4.   EXPENSES.
     --------

     The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions relating and taxes of any kind (including, without limitation, stamp, transfer, sales and similar taxes) with respect to the sale, disposition or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

5.   INDEMNIFICATION BY THE COMPANY.
     ------------------------------

     (a) The Company agrees to indemnify each of the Holders, their respective officers, directors, employees, agents, representatives and affiliates, each other Person who participates as an underwriter in the offer or sale of Registrable Shares, and each Person, if any, that controls a Holder or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, (or actions or proceeding in respect thereof) costs or expenses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement on the effective date thereof or any Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 5(a)
--------  -------
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, provided further that the Company shall not be liable to any Holder,
         -------- -------
such Holder's directors, officers, employees, agents, representatives and affiliates or participating or controlling Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Holder, such Holder's directors, officers, employees, agents, representatives and affiliates or participating or controlling Person or (ii) such Holder's, such Holder's directors', officers', employees', agents', representatives' and affiliates' or participating or controlling Person's failure to send or give a copy of the final Prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     (b) Each Holder requesting or joining in any Registration Statement severally and not jointly shall indemnify and hold harmless the Company, each of its directors, officers, employees, agents, representatives and affiliates, each Person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), to which the Company or any such director, officer, employee, agent, representative, affiliate, controlling Person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) costs, or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any Prospectus contained therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, (i) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, summary prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in connection with such Registration Statement or the Prospectus contained therein or (ii) such Holder's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission if such statement or omission was corrected in the final prospectus; provided, however, that the
                                                --------  -------
indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified
                                       --------  -------
party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party; and provided further, that in the event of a conflict of interest between
           -------- -------
an
indemnifying party and an indemnified party, an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. An indemnifying party shall be entitled to compromise or settle such action, without the consent of an indemnified party if such compromise or settlement shall dismiss the action without prejudice and shall consist solely of monetary payments and such indemnifying party shall make such payments, or with the consent of an indemnified party in all other cases. An indemnified party shall not compromise or settle any action without the consent of an indemnifying party.

     (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.   FURNISH INFORMATION: DELIVERY OF PROSPECTUS.
     -------------------------------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Shares held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     (b) Each of the Holders hereby agrees to deliver or cause delivery of the Prospectus contained in the applicable Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder.

7.   ADDITIONAL SHARES.  The Company, at its option, may register, under any
     -----------------
Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

8.   UNDERWRITING REQUIREMENTS. In connection with any underwritten offering,
     -------------------------
the Company shall not be required under Section 2(c) to include Registrable Shares in such underwritten offering unless the Holders of such Registrable Shares accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

9.   NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in
     -------------------------------
this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

10.  RULE 144 SALES.  The Company covenants that it will use all commercially
     --------------
reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable the Holders to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Holder may reasonably request at least ten (10) business days prior to any sale of the Registrable Shares.

11.  AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the
     ----------------------
provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Shares. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 11 shall be provided by the Company to each Holder of Registrable Shares at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

12.  NOTICES. All notices and other communications provided for or permitted
     -------
hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or (ii) if to the Company, at 177 Milk Street, Boston, Massachusetts 02109, with a copy to: Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention: David P. Ries, P.C.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

13.  TRANSFER OF REGISTRATION RIGHTS.  Except as otherwise provided herein, the
     -------------------------------
rights to cause the Company to register the securities granted by the Company under Section 2 may be assigned or otherwise conveyed to a transferee, assignee or successor of Registrable Shares, who shall be considered a "Holder" for purposes of this Agreement; provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, and (ii) the Company is given written notice by such Holder of said transfer, stating the name and address of said transferee, assignee or successor and identifying the securities with respect to which such registration rights are being assigned.

14.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of and
     ----------------------
be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

15.  COUNTERPARTS. This Agreement may be executed in any number of counterparts
     ------------
and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

16.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within said State.

17.  SEVERABILITY.  In the event that any one or more of the provisions
     ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

18.  ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final
     ----------------
expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              COMPANY:

                              MARYLAND PROPERTY CAPITAL TRUST, INC.


                              By:_________________________________
                                   Bruce A. Beal, President

                              HOLDERS:

                              FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                              By:__________________________________
                                   Bruce A. Beal, as General Partner


                              By:__________________________________
                                   Robert L. Beal, as General Partner


                              [OTHER SIGNATURE BLOCKS TO COME]